SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___________)

Filed by the registrant  [X]

Filed by a party other than the registrant  [   ]

Check the appropriate box:
[X]	Preliminary proxy statement.	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[ ]	Definitive proxy statement.

[ ]	Definitive additional materials.

[ ]	Soliciting material under Rule 14a-12.

Permanent Portfolio Family of Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of filing fee (check the appropriate box):

   [X] No fee required.

   [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

   [   ] Fee paid previously with preliminary materials.

   [   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

Dear Shareholder:

     Twenty years ago . . .
     I didn’t have any gray hair.
     My oldest child was four.
     And the Permanent Portfolio Family of Funds began its first year of operation.

     Plenty has happened since then for all of us, but I’ve never gotten over a feeling of gratitude and delight that thousands of people would send money for me to manage and look after.   What could be nicer than getting paid for doing something you like?

     A couple of years ago, I informed the Fund’s Board of Directors that twenty years was about enough, and that I wanted to retire from the Fund’s day-to-day management and sell certain assets of World Money Managers that pertain to the Fund.  Their response was understanding, but the Directors emphasized the importance of finding a new Fund President and investment adviser who embraced the Fund’s investment philosophy and who could continue to execute the policies and practices our shareholders have come to expect.  The kind of person our Directors (including myself) wanted was someone:

  Whose investment philosophy was compatible with the investment policies of each of the Fund’s Portfolios;

  Who understood the tax-planning policies of the Fund’s Portfolios and was committed to maintaining them;

  Who, as a matter of attitude, would shun unnecessary trading — trading that increases commission costs and can generate extra tax bills for shareholders (an investment adviser who wanted to talk to stockbrokers all day wouldn’t be suitable); and

  Who could take on the job without a material change in the Fund’s expenses.

     After considering offers from several potential investment advisers, World Money Managers and our Directors have approved a transaction with Pacific Heights Asset Management, LLC — a new company formed by Michael J. Cuggino, who has been the Fund’s Treasurer since 1993, a Fund Director since 1998 and a consultant to World Money Managers since 1991.  That decision is subject to approval by the shareholders in each Portfolio, as explained in the enclosed Proxy Statement, which I encourage you to read thoroughly.

     The Pacific Heights proposal was welcomed by our Directors because it provides the continuation of the Fund’s investment and tax-planning policies that we were looking for.  Because Michael has assisted me in managing the Fund for so many years, Pacific Heights won’t have to go through the extended learning experience that any other new investment adviser likely would need.  For Michael, the Fund’s policies and practices are what he has been doing every day for over twelve years.

     I believe you will be pleased with the investment advisory contract that Pacific Heights has proposed. It is very similar to the Fund’s existing contract with World Money Managers, but the new contract, if approved by the shareholders, eliminates the $1.50 monthly account maintenance fee (which many shareholders consider a nuisance), proposes an increase of 1/16th of 1% (.0625%) in the investment advisory fee and changes the manner in which that fee is calculated.

     If the new investment advisory contract is approved, Michael will succeed me as the Fund’s President, but I will continue to be available to the Fund to assure a smooth transition and continuity in the Fund’s operations.  Harry Browne and Douglas Casey have agreed to continue as consultants to the Fund.  And Jan Hartt Moeller will continue to serve as the Fund’s Director of Shareholder Services.

     Twenty years is a long time for any job.   I’ve had my turn, and I’m confident that we have chosen the right person to continue the Fund’s policies and operations going forward.  I therefore urge you to vote FOR the proposals on the enclosed proxy card(s).   Then please mail your signed proxy card(s) to me in the enclosed envelope.

     Thank you.

Faithfully,

/s/ Terry Coxon

Terry Coxon

Permanent Portfolio Family of Funds, Inc. • 625 Second Street, Suite 102, Petaluma, California 94952 • (707) 778-1000

625 Second Street, Suite 102, Petaluma, California 94952
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 25, 2003

TO THE SHAREHOLDERS:
     A special meeting of shareholders of Permanent Portfolio Family of Funds, Inc., a Maryland corporation (“Fund”), will be held on Friday, April 25, 2003 at 11:00 A.M., Pacific Standard Time, at the Sheraton Petaluma Hotel, 745 Baywood Drive, Petaluma, California 94954, for the following purposes:

  To approve a new investment advisory contract (“New Contract”) between the Fund and Pacific Heights Asset Management, LLC (“Pacific Heights”), whereby Pacific Heights shall replace World Money Managers (“World”) as the investment adviser to the Fund.
  To elect four directors.
  To ratify the selection of Tait, Weller & Baker as the Fund’s independent public accountants for the fiscal year ending January 31, 2004.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on February 14, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.  The stock transfer books will not be closed.   If you attend the meeting, you may vote your shares in person.  If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

     The Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2002 was previously mailed to its shareholders.  Copies of the Fund’s annual report and its most recent semi-annual report succeeding the annual report, are available without charge upon request directed to the Investor’s Information Office at (800) 531-5142.

IMPORTANT

     To save the expense of additional proxy solicitations, please mark your instructions on the enclosed proxy card(s) (one card for each Portfolio in which you own shares).   Then date and sign each card, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the meeting.   The accompanying proxy is solicited on behalf of the Fund’s Board of Directors, is revocable and will not affect your right to vote in person in the event you attend the meeting.

BY ORDER OF THE FUND’S BOARD OF DIRECTORS

ROBERT B. MARTIN, JR.

Secretary

March 17, 2003

Petaluma, California

YOUR VOTE IS IMPORTANT
Please indicate your voting instructions on the enclosed proxy.  Then date and sign it, and return it in the envelope provided.  If you date, sign and return the proxy but give no voting instructions, your shares will be voted “FOR” the proposals noticed above.  In order to avoid the additional expense of further solicitation, please mail in your proxy immediately.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	i

PROXY STATEMENT	1
Outstanding Shares and Voting Requirements	1

PROPOSAL 1. APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT	2
Information Concerning World	2
Regulatory Matters Concerning World	2
Information Concerning Pacific Heights	4
The Transaction	4
Directors’ Considerations and Recommendation	4
Terms of the New Investment Advisory Contract	5
Compensation and Expenses	6
Comparison of Fees	6
Duration and Termination of the New Investment Advisory Contract	8
Recommendation of the Board of Directors	8

PROPOSAL 2. ELECTION OF DIRECTORS	8
Nominees Who Would be Independent Directors	9
Nominee Who Would be an Interested Person	9
Share Ownership of Directors and Officers	10
Compensation of Directors and Officers	10
Committee and Board of Directors’ Meetings	11
Officers of the Fund	12
Recommendation of the Board of Directors	12

PROPOSAL 3. RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS	12
Recommendation of the Board of Directors	13

OTHER BUSINESS	13

ADDITIONAL INFORMATION	13
Adjournment of Meeting	13
Expenses of Solicitation	13

ANNUAL REPORT	13

INVESTMENT ADVISORY CONTRACT	Exhibit A

IMPORTANT INFORMATION
Questions and Answers
For Permanent Portfolio Family of Funds, Inc. Shareholders

     Enclosed is a Proxy Statement for an upcoming special meeting of shareholders.  While we recommend that you carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Question:	What am I being asked to vote “FOR” on this proxy?

Answer:	You are being asked to vote “FOR”:

•	Approval of a new investment advisory contract between Permanent Portfolio Family of Funds, Inc. (“Fund”) and Pacific Heights Asset Management, LLC (“Pacific Heights”), on substantially similar terms as the current investment advisory contract, but with the elimination of the $1.50 per month shareholder account maintenance fee, an increase of 1/16th of 1% (.0625%) in the investment advisory fee and a change in the manner of calculation of the investment advisory fee.

•	Election of four directors of the Fund.

•	Ratification of the selection of the Fund’s independent public accountants, Tait, Weller & Baker.

Question:	Why is World Money Managers retiring as the Fund’s investment adviser?

Answer:	World Money Managers (“World”) has been the Fund’s investment adviser since the Fund’s inception over twenty years ago. Its responsibilities are performed by Terry Coxon, its general partner and the Fund’s President, and Michael J. Cuggino, its consultant and the Fund’s Treasurer. Mr. Coxon wants to retire as the Fund’s investment adviser to pursue other business projects. Accordingly, World is selling certain assets pertaining to the Fund to Pacific Heights, which, if the investment advisory contract between it and the Fund is approved by the Fund’s shareholders, would become the Fund’s new investment adviser.

Question:	Why am I being asked to vote on a new investment advisory contract?

Answer:	After a search by World for an investment adviser that would succeed World and that is qualified to continue with all of the Fund’s existing investment and tax-planning policies, the Fund’s Board of Directors approved an investment advisory contract with Pacific Heights. Pacific Heights was formed and is managed by Mr. Cuggino, who has been the Fund’s Treasurer since 1993, a Fund director since 1998 and a consultant to World since 1991. Approval by the shareholders in each of the Fund’s four Portfolios is required for that contract to become effective.

Question:	Will the new investment advisory contract change the fees paid by the Fund?

Answer:	Yes, although the net change would not be substantial at the Fund’s current level of assets. The primary changes in the Fund’s proposed investment advisory contract with Pacific Heights are: (i) the elimination of the $1.50 monthly account maintenance fee; (ii) an increase of 1/16th of 1% (.0625%) in the investment advisory fee (which currently approximately offsets the elimination of the account maintenance fee); and (iii) a change in the manner in which the investment advisory fee is calculated. The change in the manner of calculation will not alter the investment advisory fees currently payable by the Fund. However, in the event the Fund’s assets under management grow beyond $200 million, which the Fund’s Directors believe would be beneficial to the Fund and its shareholders, the investment advisory fees payable by the Fund under the new investment advisory contract would be greater than those payable under the existing investment advisory contract with World.

Question:	Will the Fund’s directors and officers change in any way as a result of my approval?

Answer:	Yes. Mr. Coxon will retire as President and a director of the Fund, but will continue to be available to the Fund to assure a smooth transition and continuity in the Fund’s operations. Mr. Cuggino, who has been Treasurer of the Fund since 1993, a director of the Fund since 1998 and a consultant to World since 1991, will continue to serve as a director of the Fund and will be appointed President of the Fund, in addition to remaining as its Treasurer. Robert B. Martin, Jr., who has been Secretary of the Fund since 1998 and a director of the Fund since its inception, will resign as a director of the Fund, but will remain as its Secretary and its counsel. The three Independent Directors of the Fund will continue as directors. Jan Hartt Moeller, the Fund’s Director of Shareholder Services since 1993, will continue to serve in that capacity.

Question:	How does the Fund’s Board of Directors recommend shareholders vote on these proposals?

Answer:	The Fund’s Board of Directors (including Mr. Coxon, the Fund’s founder and President) unanimously recommends that shareholders vote “FOR” each of the proposals. The Fund’s Board of Directors believes that the adoption of the proposals is in the best interests of the Fund and its shareholders.

Question:	How can I vote my proxy?

Answer:	For your convenience, you can vote:

•	By mail: vote, sign and return the enclosed proxy card.

•	In person: April 25, 2003, 11:00 A.M., Sheraton Petaluma Hotel, 745 Baywood Drive, Petaluma, California 94954.

It is important that you vote your proxy promptly.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
625 Second Street, Suite 102, Petaluma, California 94952

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held April 25, 2003

     This Proxy Statement is furnished to the shareholders of Permanent Portfolio Family of Funds, Inc. (“Fund”) in connection with the solicitation of proxies by the Fund’s Board of Directors (“Board of Directors’” or “Directors”) for use at the Fund’s special meeting of shareholders to be held April 25, 2003, and at any adjournment thereof.

     A proxy, if properly executed, duly returned and not revoked, will be transmitted directly to the Fund’s transfer agent, J.P. Morgan Investor Services Co., which will tally the votes and send the results to the Inspector of Elections (an officer of the Fund) on the day of the meeting before the time of the meeting.  The Inspector of Elections will then tally the vote by such proxy and add to the tally any ballots received at the meeting, in accordance with the instructions contained thereon.  If you date, sign and return the form of proxy but give no voting instructions, your shares will be voted in favor of the proposals set forth in the preceding notice and described in this Proxy Statement.

     Please complete the enclosed form of Proxy for each Portfolio in which you own shares.

     A proxy may be revoked at any time prior to its exercise by a properly executed proxy bearing a later date or by letter or telegram directed to the Fund showing your name and account number.  In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given.  Neither the Maryland General Corporation Law, nor the Fund’s Articles of Incorporation, nor the Fund’s Bylaws provide for the treatment of votes to abstain or broker non-votes.  However, it is the Fund’s practice to count abstentions, but not to count broker non-votes, in the final vote tally.  The Fund also includes abstentions, but does not count broker non-votes, in the determination of a quorum for the meeting.

     This Proxy Statement and accompanying form of Proxy were first mailed to shareholders on or about March 17, 2003.

     The Fund’s annual report for the fiscal year ended January 31, 2002, including its financial statements contained therein, was mailed to shareholders on or about April 1, 2002.

Outstanding Shares and Voting Requirements
     As of the close of business on February 14, 2003, the record date for determining shareholders entitled to notice of and to vote at the special meeting, there were outstanding a total of 5,813,141 shares of common stock, $.001 par value, all of one class, consisting of 4,193,991 shares in the Permanent Portfolio, 974,846 shares in the Treasury Bill Portfolio, 342,760 shares in the Versatile Bond Portfolio and 301,544 shares in the Aggressive Growth Portfolio.   The following persons are known by the Board of Directors to own beneficially or to hold of record five percent (5%) or more of the outstanding common stock of any class of the Fund or of any Portfolio as of such date:

	Number of Shares	Percent
Name	Held of Record	of class

Permanent Portfolio:

Charles Schwab & Co., Inc.	618,813	14.755%
c/o Reinvest Account

National Investor Services Corp.	443,052	10.564%
c/o Special Custody Account

Versatile Bond Portfolio:

Bermuda Commercial Bank, Ltd. c/o Skye Nominees	175,259	51.132%

Aggressive Growth Portfolio:

Charles Schwab & Co., Inc. c/o Reinvest Account	36,186	12.000%

Bermuda Commercial Bank, Ltd. c/o Bercom Nominees	52,064	17.266%

     Each share of common stock is entitled to one vote.   The presence, in person or by proxy, at the meeting of the owners of a majority of the shares outstanding is required for a quorum.

PROPOSAL 1.    APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT

     On November 18, 2002, World Money Managers (“World”), the Fund’s investment adviser, and Pacific Heights Asset Management, LLC (“Pacific Heights”) entered into an Asset Purchase Agreement (“Purchase Agreement”), pursuant to which Pacific Heights has agreed to acquire certain assets of World pertaining to the Fund (“Transaction”).   The Transaction (more fully described below) if completed, will result in the termination of the current investment advisory contract between World and the Fund (“Current Contract”).  A condition to the completion of the Transaction is that the shareholders in each of the Fund’s Portfolios approve a new investment advisory contract with Pacific Heights, to become effective upon the closing of the Transaction.   This Proposal seeks the approval of the Fund’s shareholders of a new investment advisory contract between Pacific Heights and the Fund (“New Contract”) to replace the Current Contract.

     World has served as the Fund’s investment adviser since the Fund’s inception in 1982 and has since managed the day-to-day administration of the Fund’s activities, including furnishing the Fund with suggested investment planning, providing investment advice and making recommendations to the Fund concerning the selection, purchase and sale of the Fund’s investments, pursuant to the Current Contract.  The Current Contract was most recently approved by the Board of Directors, including all of the Fund’s Independent Directors, on November 24, 2002.   The Current Contract was most recently approved by a majority of the outstanding voting securities in each of the Fund’s Portfolios on August 22, 1996.

     The vote of a majority of the shares in each Portfolio is required for approval of the New Contract.   For this purpose, the required vote is the lesser of:  (i) sixty-seven percent (67%) of the shares of the Portfolio present at the meeting, if the owners of more than fifty percent (50%) of the outstanding shares of the Portfolio are present or represented by proxy; or  (ii)  more than fifty percent (50%) of the outstanding shares of the Portfolio.   The New Contract will not become effective unless approved by the shareholders in each of the Fund’s Portfolios.

Information Concerning World
     World is a limited partnership organized in August 1981 under the laws of the State of California.  World’s general partners are Terry Coxon and Terry Coxon, Inc., a California corporation wholly owned by Mr. Coxon.   World’s limited partners are Mr. Coxon, Robert F. Allen, Jr., Robert F. Schaub Irrevocable Trusts, The Schaub Corporation, The Alan and Holly Sergy 1998 Trust and Permanent Portfolio Information, Inc.   Mr. Coxon has worked as an investment adviser and writer since 1976 and has served as President and a director of the Fund since its inception in 1982.   World’s business consists, and has always consisted, of providing investment advice to the Fund.

Regulatory Matters Concerning World
     Following a routine examination of the Fund in 1991, the Securities and Exchange Commission (“Commission”) instituted public administrative and cease-and-desist proceedings (“Proceedings”) on January 13, 1997, to determine the truth of allegations by the Commission’s Division of Enforcement (“Division”) that World, Mr. Coxon and Alan Sergy (the Fund’s investment adviser and two of the Fund’s directors and officers, respectively, or, “Respondents”), breached their fiduciary duties in violation of certain provisions of federal securities laws in fiscal years 1990 through 1996.  From May 5, 1997 through May 15, 1997, an administrative hearing on these charges was held before Chief Administrative Law Judge Brenda P. Murray (“Hearing Officer”) in San Francisco, California.   The Respondents denied all of the allegations of the Division and actively contested the Proceedings.   The Fund is not and was not a party to the Proceedings.

        In an initial decision dated April 1, 1999 (“Initial Decision”), the Hearing Officer ruled that the Respondents had committed certain violations of the federal securities laws.   Specifically, the Hearing Officer ruled that the Respondents violated Section 206(2) of the Investment Advisers Act of 1940: by charging $248,153 of transfer agent and accounting fees to the Fund’s Marketing and Distribution Plan (“12b-1 Plan”) during calendar year 1990; by causing the excessive capitalization of a broker-dealer subsidiary of the Permanent Portfolio (World Money Securities, Inc., or “WMS”) of $850,000 and charging it in 1990 and 1991 for printing costs related to the distribution of shares in the Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio in the amount of $336,571; by charging WMS excessive rent and improper underwriting costs of $72,426; and by acquiring a “call option” in 1990 prohibited by the Fund’s fundamental investment policies and managing the investment for the advantage of a client of an officer of the Fund.   The Hearing Officer also ruled that the Respondents violated or aided and abetted violations of: Section 12(b) of the Investment Company Act of 1940 (“1940 Act”) and Rule 12b-1 thereunder, by receiving unauthorized reimbursements in calendar year 1990 of $214,270 under the Fund’s 12b-1 Plan and by providing insufficient information regarding the 12b-1 Plan to the Fund’s Board of Directors; Section 13(a)(3) of the 1940 Act by acquiring the “call option;” Section 17(a) of the Securities Act of 1933, Section 10(b) of the Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 34(b) of the 1940 Act by making misleading statements in the Fund’s registration materials; Section 10(b) of the 1940 Act by using WMS as a principal underwriter for the Fund; and Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, by causing WMS to be excessively capitalized.

        The Hearing Officer ordered that the Respondents: cease and desist from committing further violations; be suspended from association with any registered investment adviser or investment company for a period of three months; disgorge $1,608,018; pay prejudgment interest of $1,236,726; and pay civil penalties of $140,000.

        On April 22, 1999, the Respondents filed petitions for review by the Commission.  On April 21, 1999, the Division also filed a petition for review by the Commission of certain sanctions contained in the Initial Decision, seeking to bar World from acting as an investment adviser and to bar Mr. Coxon from association with any registered investment adviser or investment company for one year with a right to reapply.  Thereafter, the Commission granted the petitions and has accepted the review of the Initial Decision.

        Pursuant to the Fund’s Bylaws, the Fund advanced expenses incurred by the Respondents in the Proceedings upon their undertaking to repay the advances, in the event it is ultimately determined that they have committed willful misfeasance, bad faith, gross negligence or reckless disregard of their duties (“Disabling Conduct”).  The Fund has incurred and may continue to incur, such expenses in connection with the Proceedings, including amounts paid by World to persons who are directors and officers of the Fund for their litigation expenses.  Following the Initial Decision of the Hearing Officer, World suspended the submission of its expenses incurred in the Proceedings for reimbursement by the Fund and the Fund has neither paid nor advanced any such expenses since the Initial Decision.

        The Initial Decision of the Hearing Officer does not become effective until the Commission’s decision, which could affirm, reverse or modify the Initial Decision.  World has continued to act as investment adviser of the Fund, and Mr. Coxon has continued to serve as President and a director of the Fund during these Proceedings.  Mr. Sergy retired from the Fund for medical reasons in March 1998 and, except for payments being made under the Fund’s long-term disability plan, is no longer associated with the Fund.

        The ultimate outcome of these Proceedings is unknown.   The Board of Directors has continued to monitor the Proceedings and to take such actions as may be appropriate to assure the availability to the Fund of such investment advice and administrative support as may be necessary to continuously implement the Fund’s investment policies and investment objectives.

         In order to provide additional security to the Fund for the repayment of advances made to and on behalf of World, the Fund and World entered into a security agreement as of February 20, 2003 (“Security Agreement”), whereunder World granted to the Fund a security interest in all of its assets to secure the repayments of amounts advanced should it ultimately be determined that World or Mr. Coxon committed Disabling Conduct and therefore, are not entitled to be indemnified.   In addition to the security interest and as part of the Security Agreement, World has agreed to make quarterly payments of $25,000 to a “Custodial Account,” as defined in the Security Agreement.  The amounts deposited in the Custodial Account may only be withdrawn (other than to make “Permitted Investments,” as further defined in the Security Agreement):    (i) to repay advances in the event of a determination that there has been Disabling Conduct; or  (ii) to repay World in the event the Proceedings are resolved in its favor.   In addition, during the term of the Security Agreement, World must provide the Fund unlimited access to its books and records and is subject to certain restrictions on its ability to use its assets as collateral, transfers of its ownership interests, distributions to its partners and transactions with its affiliates.

Information Concerning Pacific Heights
        Pacific Heights is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003.  Pacific Heights’ manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer).  Mr. Cuggino is a certified public accountant and has served as Treasurer of the Fund since 1993 and as a director since 1998.  Since 1991, Mr. Cuggino has served as a consultant to World, where he has assisted World’s general partners in the day-to-day administration of its activities, including furnishing the Fund with suggested investment planning and investment advice and making recommendations concerning the selection, purchase and sale of the Fund’s investments.

     Although Pacific Heights has only recently been formed and does not have an operating history, there is no known financial condition affecting Pacific Heights that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the New Contract.

     Pacific Heights has represented to the Fund’s Board of Directors that it intends to continue, at its expense, all shareholder servicing relationships currently in effect between World and various third parties, including a service provider to which World is indebted.  The continuation of such a relationship may result in a direct or indirect benefit to World or its affiliates.

The Transaction
     World and Pacific Heights have entered into an Asset Purchase Agreement pursuant to which Pacific Heights has agreed to purchase certain of World’s assets pertaining to the Fund, including World’s related books and records and goodwill.  The Transaction, if completed, will result in the termination of the Current Contract.

     Completion of the Transaction is subject to the satisfaction of a number of closing conditions, including approval of the New Contract by the shareholders in each of the Fund’s Portfolios.   In the event that the shareholders in any of the Fund’s Portfolios do not approve the New Contract, the Fund will continue to operate under the Current Contract, and Fund management may adjourn the Fund’s shareholder meeting with respect to Proposal 1 to permit further solicitation of proxies in favor of approval of the New Contract.  In the event that shareholders in any of the Fund’s Portfolios do not approve the New Contract at an adjourned meeting, the Board of Directors will consider the appropriate actions to take, including the possibility of again soliciting approval of the New Contract.

Directors’ Considerations and Recommendation
     The Directors determined at a meeting held on November 24, 2002 to approve the New Contract and to recommend that the Fund’s shareholders also vote to approve it.  In making their determination, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s investment advisory arrangements as in effect from year to year.   In addition, the Directors gave particular consideration to matters relating to the possible effects of the Transaction on the Fund.   In its consideration of the New Contract, the Board of Directors focused on information it had received relating to, among other things:

(a)	the nature, quality and extent of the investment advisory, administrative and other services to be provided to the Fund by Pacific Heights;
(b)	comparative data with respect to the investment advisory fees paid by other funds with similar investment objectives as the Fund’s Portfolios (to the extent reasonably available);
(c)	the operating expenses and expense ratios of the Fund’s Portfolios compared to funds with similar investment objectives;
(d)	the financial condition of Pacific Heights;
(e)	information about the services to be performed, their cost to the Fund and the personnel performing such services under the Current Contract and the New Contract;
(f)	the ability of Pacific Heights to continue providing investment advisory services of the same character and at least the same quality as previously provided by World;
(g)	receipt of assurances from Pacific Heights that it has no plans to change or discontinue the arrangement whereby World bears expenses of the Fund; and
(h)	the potential effect the retention of Pacific Heights may have on Fund performance.

     The Directors also considered the effects of the safe-harbor provided by Section 15(f) of the 1940 Act.  Section 15(f) provides that a registered investment company’s investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser if two conditions are satisfied.   First, for three years after the change of control, at least seventy-five percent (75%) of the members of the board of any registered investment company advised by the adviser must consist of persons who are not “interested persons” of the investment adviser, as defined in the 1940 Act.  Second, no “unfair burden” may be imposed on the registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction.  “Unfair burden” means any arrangement, during the two years after the transaction, by which the investment adviser or any “interested person” of the investment adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from, or on behalf of, such investment company.  The Directors determined that both conditions of the provision would be satisfied in that:  (i) seventy-five percent (75%) of the Director nominees who, if elected, will assume office upon completion of the Transaction, will not be “interested persons”; and  (ii) the aggregate investment advisory fees and other expenses payable by the Fund and its shareholders under the New Contract are substantially similar to those payable under the Current Contract.

     After considering all of the factors stated above, the Board of Directors, including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), by unanimous vote, approved the New Contract.  Further, the Board of Directors unanimously resolved to recommend that the Fund’s shareholders vote to approve the New Contract.

Terms of the New Investment Advisory Contract
     A form of the New Contract is set forth as Exhibit “A” to this Proxy Statement.  The New Contract is substantially similar to the Current Contract, except with respect to the elimination of the $1.50 monthly account maintenance fee charged to shareholders and an increase of 1/16th of 1% (.0625%) in the investment advisory fee.   In addition, the calculation of the investment advisory fee under the New Contract differs from the Current Contract, such difference being more fully described below.  In the aggregate and at the Fund’s current level of net assets, the investment advisory fees and other expenses of the Fund under the New Contract are expected to be substantially similar to those under the Current Contract.  Shareholders are encouraged to review carefully the terms of the New Contract.

     Under the New Contract, Pacific Heights will furnish the Fund with suggested investment planning and investment advice.  Pacific Heights’ responsibilities will include making recommendations concerning the selection, purchase and sale of the Fund’s investments and the day-to-day administration of the Fund’s activities. All activities undertaken by Pacific Heights on behalf of the Fund will be subject to the general policy direction of the Fund’s Board of Directors.

     Under the New Contract, the Fund will continue to pay for its investment expenses (such as interest on borrowing, taxes, and brokerage commissions), the fees and expenses of its directors, the salaries and expenses of its officers, and any extraordinary expenses, including extraordinary legal expenses related to litigation and shareholder meetings.  Pacific Heights will bear all of the Fund’s other ordinary operating expenses, which include charges by the Fund’s transfer agent, charges by the Fund’s custodian, accounting fees, auditing and ordinary legal fees, rent and occupancy, printing, postage and general administrative expense.  The Fund will not pay for any of Pacific Heights’ general or administrative overhead expense.

     All fees and expenses payable by the Fund pursuant to the New Contract and attributable only to one Portfolio will be borne entirely by that Portfolio; all other such fees and expenses will be allocated among the Fund’s Portfolios in proportion to their net assets.

Compensation and Expenses
     The investment advisory fee payable to Pacific Heights under the New Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the New Contract (“Advisory Fee”):

(a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;
(b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;
(c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and
(d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

     Pacific Heights intends voluntarily to waive, for at least through the end of calendar year 2003, the portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets.  Thereafter, Pacific Heights may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five (5) days written notice to the Fund.

Comparison of Fees
     Under the Current Contract, the Fund has agreed that each shareholder shall pay World an account maintenance fee of $1.50 per month.   World collected a total of $69,399 in account maintenance fees during the year ended December 31, 2002.  The Board of Directors has determined that the collection of the account maintenance fee is an inconvenience to shareholders and requires inordinate administrative attention by the Fund, its investment adviser and its transfer agent.   The Board has also determined that the existence of the account maintenance fee has restricted the Fund’s choice of transfer agents because of the unreadiness of many transfer agents to establish systems and procedures to accurately calculate, process and collect the fee.  The Board therefore believes it is in the best interest of the Fund to eliminate this fee.

     The Board of Directors has also determined it is in the best interests of the Fund to increase the Advisory Fee by 1/16th of 1% (.0625%) to offset the expected revenue loss to its investment adviser from the elimination of the account maintenance fee.  Therefore, the New Contract includes this increase.

     Under the Current Contract, the investment advisory fee paid by the Fund for each Portfolio is calculated in part on each respective Portfolio’s net assets and in part on the net assets of the Fund as a whole (“Aggregation Method”). Under the New Contract, the Advisory Fee paid by the Fund for each Portfolio is calculated solely on each respective Portfolio’s net assets (“Disaggregation Method”).

     More specifically, under the Current Contract, the Fund pays World a comprehensive investment advisory fee at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Current Contract:

(i)	for each Portfolio, 1/4th of 1% (.2500%) of the first $200 million of the Portfolio’s average daily net assets; plus

(ii)	for the Fund as a whole, 7/8ths of 1% (.8750%) of the first $200 million of the Fund’s average daily net assets; 13/16ths of 1% (.8125%) of the next $200 million of the Fund’s average daily net assets; 3/4ths of 1% (.7500%) of the next $200 million of the Fund’s average daily net assets; and 11/16ths of 1% (.6875%) of all of the Fund’s average daily net assets in excess of $600 million; such fee for the Fund as a whole to be allocated among the Portfolios of the Fund in proportion to their respective net assets.

     Because the net assets of the Fund currently do not exceed $200 million, a change solely from the Aggregation Method to the Disaggregation Method would have no effect on the investment advisory fees paid by the Fund.  However, the Disaggregation Method would likely result in a higher investment advisory fee being paid by the Fund than the Fund would pay under the Aggregation Method if, at some future time, the net assets of the Fund exceed $200 million.   Such an increase in net assets, however, could be beneficial to the shareholders of the Fund or its Portfolios by spreading the Fund’s or Portfolio’s operating expenses over a larger net asset base, thereby partially offsetting, to an indeterminable extent, any increase in the Advisory Fee caused by the change in method of calculation.

     In considering the difference between the Aggregation Method and the Disaggregation Method, the Board of Directors determined that the computation of the investment advisory fee under the Current Contract may act as a disincentive to the investment adviser to create new investment portfolios or market and promote existing portfolios, and is at variance with common practice in the investment company industry.   Accordingly, the Board of Directors believes the change to the Disaggregation Method to be desirable.

     The following table sets forth a comparison of the Fund’s annual operating expenses under the Current Contract and a pro forma analysis of such expenses under the New Contract.

Comparative Expense Table
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent Portfolio		Treasury Bill Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
	Current	Pro-Forma	Current	Pro-Forma	Current	Pro-Forma	Current	Pro-Forma
Management fees (1)(2)	1.13%	1.19%	1.13%	1.19%	1.13%	1.19%	1.13%	1.19%
Other Expenses
Other operating expenses	.33%	.31%	.38%	.36%	.36%	.34%	.28%	.26%
Account maintenance fees	.04%	—%	.04%	—%	.04%	—%	.04%	—%
Total operating expenses	1.50%	1.50%	1.55%	1.55%	1.53%	1.53%	1.45%	1.45%
	———	———	———	———	———	———	———	———

(1)	During the year ended January 31, 2002, World voluntarily agreed to waive portions of the investment advisory (management) fee allocable to the Treasury Bill Portfolio and to the Versatile Bond Portfolio to the extent that the Portfolio’s total investment advisory fee would exceed an annual rate of 5/8ths of 1% (.6250%), in the case of the Treasury Bill Portfolio, or 3/4ths of 1% (.7500%), in the case of the Versatile Bond Portfolio. After fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio is actually .63% and .75%, respectively, instead of 1.13%, and total operating expenses are 1.05% and 1.15%, respectively. World may continue to voluntarily waive such fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five (5) days written notice to the Fund.

(2)	For at least through the end of calendar year 2003, Pacific Heights intends voluntarily to waive portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. Accordingly, after fee waivers, the Advisory Fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio would actually be .69% and .81%, respectively, instead of 1.19%, and total operating expenses would be 1.05% and 1.15%, respectively. Pacific Heights may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five (5) days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund’s Portfolios under the Current Contract and the New Contract.  The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a five percent (5%) return each year and that the Portfolio’s operating expenses remain the same.

————————— ————————————— ————————————————
	Permanent Portfolio		Treasury Bill Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
	Current	Pro-Forma	Current	Pro-Forma	Current	Pro-Forma	Current	Pro-Forma
1 Year	$ 187	$ 187	$ 192	$ 192	$ 190	$ 190	$ 182	$ 182
3 Years	$ 508	$ 508	$ 523	$ 523	$ 517	$ 517	$ 492	$ 492
5 Years	$ 851	$ 851	$ 877	$ 877	$ 867	$ 867	$ 825	$ 825
10 Years	$1,820	$1,820	$1,874	$1,874	$1,853	$1,853	$1,765	$1,765

Duration and Termination of the New Investment Advisory Contract
     The New Contract will remain in effect for each Portfolio for two (2) years from the date of execution, and shall continue from year to year thereafter if approved at least annually by:  (i)  the vote of the Board of Directors of the Fund, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; or   (ii) the vote of a majority of the outstanding voting shares of each Portfolio of the Fund. In the event that fewer than all the then-existing Portfolios approve the New Contract, it is likely that Pacific Heights would evaluate whether to continue providing investment advisory services under the New Contract.

     The New Contract is not assignable, and may be terminated with respect to any Portfolio without penalty on sixty (60) days’ written notice by the Fund or by Pacific Heights.

Recommendation of the Board of Directors
     The Board of Directors recommends that the Fund’s shareholders vote FOR the approval of the New Contract.

PROPOSAL 2.    ELECTION OF DIRECTORS

     If Proposal 1 is approved at the special meeting of shareholders, it is proposed that the Fund’s shareholders elect four directors to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal.  The Board of Directors has nominated four persons to serve as directors of the Fund. Certain information concerning each Director nominee is set forth on the following page. Each of these persons has agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director.  However, if any of them becomes unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.  Notwithstanding the vote on the Director nominees named on the following page, in the event that Proposal 1 is not approved by each Portfolio, the vote of shareholders on Proposal 2 will not be counted and the existing six directors will continue to serve as Directors of the Fund.

     At its meeting on November 24, 2002, the Board of Directors adopted an Amendment to the Fund’s Bylaws to decrease the number of directors from six (6) to (4) four, conditioned on shareholder approval of the New Contract.  The purpose of this amendment was to provide that after approval of the New Contract, at least seventy-five percent (75%) of the Fund’s Directors would be Independent Directors.

     The election of the Director nominees requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote thereon.   Unless you give contrary instructions on the accompanying form of Proxy, executed proxies timely received will be voted for the election of the four nominees.

     The schedules below set forth certain information regarding each nominee for election as a director and each officer of the Fund.  There are no family relationships between any of the persons listed.  Except as set forth herein, there are no arrangements or understandings between any director nominee and any other person pertaining or relating to the Fund.

Nominees Who Would be Independent Directors
     The three nominees for directors set forth below are currently Independent Directors of the Fund and will continue to be Independent Directors of the Fund if elected.

     None of the nominees for Independent Director nor their immediate family members, has during the past five (5) years, held any positions with the Fund other than as a director, nor has any direct or indirect interest, the value of which exceeds $60,000, with or in:  (i) the Fund;  (ii)  the investment adviser or an affiliated person of the Fund; or  (iii) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser of the Fund.  In addition, none of the nominees nor their immediate family members, has since the beginning of the last two (2) completed fiscal years of the Fund, had any material interest, direct or indirect, in any transaction, or series of similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $60,000 to which any of the following persons was or is to be a party:   (i) the Fund;  (ii) any officer of the Fund;   (iii)  the investment adviser of the Fund; or   (iv) any person directly or indirectly controlling, controlled by, or under common control with such persons.

Name	Address	Age	Director Since	Current Position with the Fund, Principal Occupations During Past five Years and Directorships of Public Companies

David P. Bergland	Costa Mesa, CA	67	1992	Director. Attorney specializing in business litigation, currently a sole practitioner in Costa Mesa, California. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

Hugh A. Butler	Salt Lake City, UT	50	1996	Director. Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial service organizations, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

Mark Tier	Hong Kong	55	1986	Director. Self-employed marketing consultant in Hong Kong and Manila for more than the preceding five years. Mr. Tier has served as a director of the Fund since 1986 and oversees all four of the Fund’s Portfolios.

Nominee Who Would be an Interested Person
     The following nominee would be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act by reason of his position as manager and sole member (also President and Chief Executive Officer) of Pacific Heights, the proposed investment adviser to the Fund.

Name	Address	Age	Director since	Proposed Position(s) with the Fund	Current Position with the Fund, Principal Occupations During Past five Years and Directorships of Public Companies

Michael J. Cuggino	San Francisco, CA	40	1998	President and Treasurer	Treasurer and Director. A Certified Public Accountant, Mr. Cuggino has served as Treasurer of the Fund since 1993, as a director of the Fund since 1998 and as a consultant to World since 1991. Mr. Cuggino oversees all four of the Fund’s Portfolios. Mr. Cuggino also served as Treasurer from 1993 through 2002 of Passport Financial, Inc., a financial publishing firm.

Share Ownership of Directors and Officers
     As of February 14, 2003, the Fund’s directors and officers owned shares in the Fund’s Portfolios as listed in the table below.  As of the record date and except as noted below, none of the Fund’s directors or officers beneficially owned any equity securities in the Fund.

			Dollar Range of
Name	Number of Shares	Percent of Common Stock	Equity Securities in the Fund

Permanent Portfolio:
Terry Coxon	363	*	$1 - $10,000
Mark Tier	1,776	*	$10,001 - $50,000

Versatile Bond Portfolio:
Mark Tier	207	*	$10,001 - $50,000

Aggressive Growth Portfolio:
Hugh A. Butler	514	*	$10,001 - $50,000
Mark Tier	245	*	$10,001 - $50,000

*	Less than one percent (1%) of the outstanding common stock of any of the Fund’s Portfolios, or of the Fund as a whole.

Compensation of Directors and Officers
     Under the Current Contract and if approved, the New Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the officers and directors of the Fund.  The Fund currently compensates its President at a rate of $72,000 per annum and its Secretary and Treasurer at a rate of $48,000 each per annum.  Each Director of the Fund receives $6,000 per annum, plus $900 and out-of-pocket expenses for each Board of Directors meeting, or committee meeting attended.   The table on the following page sets forth information on compensation paid by the Fund to each officer and director for services rendered in such capacities during the fiscal year ended January 31, 2002.

     On March 9, 1998, the Fund’s Board of Directors adopted the Permanent Portfolio Family of Funds, Inc.  Long Term Disability Plan (“Plan”).  The Plan provides for payment by the Fund to any qualified officer of the Fund who is totally disabled (a “Participant”), as defined by the Plan, a disability benefit equal to fifty percent (50%) of the Participant’s salary as an officer as of the time the disability is determined, subject to cost-of-living adjustments, for a period not to exceed five (5) years.  The Plan is renewable annually and may be terminated by the Fund’s Board of Directors at any time prior to each annual renewal.   The Plan was most recently renewed by the Fund’s Board of Directors on November 24, 2002.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits upon Retirement	(5) Total Compensation from Fund/Fund Complex Paid to Directors and Officers

David P. Bergland, Director	$ 30,300	$ 0	$ 0	$ 30,300

Hugh A. Butler, Director	24,900	0	0	24,900

Terry Coxon, President and Director	87,900	0	0	87,900

Michael J. Cuggino, Treasurer and Director	66,600	0	0	66,600

Robert B. Martin, Jr.,(1) Secretary and Director	63,900	0	0	63,900

Mark Tier, Director	26,700	0	0	26,700

(1)  Mr. Martin, who serves as counsel to the Fund, was also paid $18,038 by the Fund during the fiscal year ended January 31, 2002 for legal services rendered in connection with matters arising as a result of the Proceeding.  Such fees are in addition to the amounts paid by World for legal fees under the terms of the Fund’s Current Contract with World.

Committee and Board of Directors’ Meetings
     The Board of Directors held eleven (11) meetings during the fiscal year ended January 31, 2002.  Each director attended at least seventy-five percent (75%) of such meetings and of meetings of the committees on which he served during the periods that he served. The Independent Directors held sixteen (16) meetings during the same period.

      There are four (4) standing committees of the Fund’s Board of Directors.  The Audit Committee (chaired by Mr. Martin and composed of Mssrs. Martin, Bergland and Tier) oversees the annual audit of the Fund by the Fund’s independent auditors and is responsible for the areas of audit coverage, the Fund’s financial statements and their presentation, internal controls and income tax issues.  The Compensation Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Tier) is responsible for the establishment, review and oversight of the compensation levels of the Fund’s officers.  The Legal Affairs Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland and Butler) oversees the legal affairs of the Fund and communications with counsel to the Independent Directors and the Fund.  The Nominating Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Tier) considers and makes nominations as necessary of Independent Directors to fill such vacancies.  It does not consider nominees recommended by shareholders.  The Audit Committee held one meeting and the Legal Affairs Committee held two meetings during the Fund’s last fiscal year.  The Compensation Committee and the Nominating Committee held no meetings over the same period.

			Current Position with the Fund, Principal Occupations
Name	Address	Age	During Past five Years and Directorships of Public Companies.	Director since

Terry Coxon	Santa Rosa, CA	58	President. An investment adviser and author since 1976, Mr. Coxon is the founder of the Fund and has served as its President and as a director since its inception. Along with Terry Coxon, Inc., a corporation which he wholly owns and for which he serves as President and director, Mr. Coxon is the general partner of World and oversees all four of the Fund’s Portfolios. Mr. Coxon has also served as President and a director since 1993 of Passport Financial, Inc., a financial publishing firm.	1982

Michael J. Cuggino	San Francisco, CA	40	Treasurer. A Certified Public Accountant, Mr. Cuggino has served as Treasurer of the Fund since 1993, as a director of the Fund since 1998 and as a consultant to World since 1991. Mr. Cuggino oversees all four of the Fund’s Portfolios. Mr. Cuggino also served as Treasurer from 1993 through 2002 of Passport Financial, Inc., a financial publishing firm.	1998

Robert B. Martin, Jr.	Pasadena, CA	58	Secretary. An attorney specializing in tax matters, currently a sole practitioner in Pasadena, California. Mr. Martin has served as a director of the Fund since its inception, as legal counsel to the Fund and World since 1994 and as Secretary of the Fund since 1998. Mr. Martin oversees all four of the Fund’s Portfolios. Mr. Martin has also served as Secretary and a director since 1993 of Passport Financial, Inc., a financial publishing firm.	1982

Officers of the Fund
     The Fund’s officers are elected each year by the Board of Directors.    Information concerning the Fund’s current officers is set forth above.    Upon the approval by the Fund’s shareholders of the New Contract, Mr. Coxon will resign as President, and Mr. Cuggino, who is currently the Fund’s Treasurer, will become its President and Treasurer and will be compensated for serving as such at the current rate for each such office.    Mr. Martin will continue to serve as Secretary of the Fund.

Recommendation of the Board of Directors
     The Board of Directors recommends that the Fund’s shareholders vote FOR the election of the director nominees as directors of the Fund.

PROPOSAL 3.    RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     In accordance with Rule 32a-3 under the 1940 Act, on March 15, 2003, the Board of Directors unanimously selected Tait, Weller & Baker (“Tait”) as the Fund’s independent public accountants for the fiscal year ending January 31, 2004.  While not required to do so under Maryland law, the Board of Directors believes it is appropriate to submit its selection to the shareholders for their ratification and if such selection is not so ratified by the shareholders, to reconsider its selection.  The ratification of such selection is to be voted upon at the meeting, and it is intended that the persons named in the accompanying form of Proxy will vote for Tait unless contrary instructions are given in the proxy.   Such ratification requires the affirmative vote of at least a majority of the shares represented in person or by proxy at the meeting.   The Board of Directors recommends such ratification.  Tait has informed the Fund that it has no material direct or indirect financial interest in the Fund.  A representative of Tait is expected to be present at the meeting to make a statement, if desired, and to be available to respond to appropriate questions.

     The aggregate fees to be billed by Tait for professional services rendered in connection with the audit of the Fund’s financial statements and related to the preparation of the Fund’s tax returns for the fiscal year ended January 31, 2003 are estimated to be $62,500.   Tait did not render any other professional or consulting services to the Fund during the fiscal year then ended.  It is anticipated that Tait will act as the independent public accountants for Pacific Heights.

Recommendation of the Board of Directors
     The Board of Directors recommends that the Fund’s shareholders vote FOR the ratification of the selection of Tait as the Fund’s independent public accountants.

OTHER BUSINESS

     The Board of Directors knows of no other business to be presented at the meeting other than the matters set forth in this Proxy Statement.  Should any other business properly come before the meeting, it is intended that the persons named in the accompanying form of Proxy will vote on the same in accordance with their best judgment on such matters.

ADDITIONAL INFORMATION

Adjournment of Meeting
     In the event that sufficient votes in favor of either Proposal 1, Proposal 2 or Proposal 3 as set forth in the Notice of Special Meeting of Shareholders are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies for such Proposals.  Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1.

Expenses of Solicitation
     The cost of this solicitation, including the printing and mailing of these proxy materials, will be borne by World or Pacific Heights.   In addition to solicitations through the mails, proxies may be solicited by telephone, telegram or otherwise by officers and employees of the Fund and employees of the Fund’s transfer agent, J.P. Morgan Investor Services Co., without additional compensation. Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     Pacific Heights has retained xxxxx Shareholder Communications, Inc., __ State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost of approximately $_______ (plus reimbursement of out-of-pocket expenses), to be borne jointly by Pacific Heights and World.

ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its annual report and its most recent semi-annual report succeeding the annual report, to a shareholder upon request directed to the Investor’s Information Office at (800) 531-5142.

BY ORDER OF THE FUND’S BOARD OF DIRECTORS

ROBERT B. MARTIN, JR.

Secretary

March 17, 2003

YOU ARE URGED TO DATE, SIGN, COMPLETE
AND RETURN YOUR PROXY IMMEDIATELY

PROXY CARD
for the
PERMANENT PORTFOLIO series of Permanent Portfolio Family of Funds, Inc.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon and Robert B. Martin, Jr., and each of them, as proxies with the power of substitution, and hereby authorizes each of them to represent and to vote as designated below all of the shares of common stock in the Permanent Portfolio series of Permanent Portfolio Family of Funds, Inc. (“Fund”) held of record by the undersigned on February 14, 2003 at the special meeting of shareholders to be held on April 25, 2003 and at any adjournment thereof.

SPECIAL INSTRUCTIONS:  Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date _______________, 2003

_________________________________________________________

_________________________________________________________
(Signature(s) Title(s), if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY CARD—SIDE 2

BY SIGNING AND DATING ON THE REVERSE SIDE,
YOU AUTHORIZE SAID PROXIES TO VOTE EACH PROPOSAL AS MARKED.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, or if any said nominees are not available for election, said proxies shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1.  To approve a new investment advisory contract between the Fund and Pacific Heights Asset Management, LLC.

FOR___	AGAINST___	ABSTAIN___

2.  To elect the four nominees specified below as directors of the Fund.

1.	David P. Bergland	3.	Michael J. Cuggino
2.	Hugh A. Butler	4.	Mark Tier

FOR___ all nominees listed (except as marked to the contrary below)	WITHHOLD ___ authority to vote for all nominees

3.  To ratify the selection of Tait, Weller & Baker as the Fund’s independent public accountants.

FOR___	AGAINST___	ABSTAIN___

(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line(s) provided below)

_____________________________________________________	_____________________________________________________

SIGN ON REVERSE SIDE AND MAIL

PROXY CARD
for the
TREASURY BILL PORTFOLIO series of Permanent Portfolio Family of Funds, Inc.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon and Robert B. Martin, Jr., and each of them, as proxies with the power of substitution, and hereby authorizes each of them to represent and to vote as designated below all of the shares of common stock in the Treasury Bill Portfolio series of the Permanent Portfolio Family of Funds, Inc. (“Fund”) held of record by the undersigned on February 14, 2003 at the special meeting of shareholders to be held on April 25, 2003 and at any adjournment thereof.

SPECIAL INSTRUCTIONS:  Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date _______________, 2003

_______________________________________________________

_______________________________________________________
(Signature(s) Title(s), if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY CARD—SIDE 2

BY SIGNING AND DATING ON THE REVERSE SIDE,
YOU AUTHORIZE SAID PROXIES TO VOTE EACH PROPOSAL AS MARKED.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, or if any said nominees are not available for election, said proxies shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1.  To approve a new investment advisory contract between the Fund and Pacific Heights Asset Management, LLC.

FOR___	AGAINST___	ABSTAIN___

2.  To elect the four nominees specified below as directors of the Fund.

1.	David P. Bergland	3.	Michael J. Cuggino
2.	Hugh A. Butler	4.	Mark Tier

FOR___ all nominees listed (except as marked to the contrary below)	WITHHOLD ___ authority to vote for all nominees

3.  To ratify the selection of Tait, Weller & Baker as the Fund’s independent public accountants.

FOR___	AGAINST___	ABSTAIN___

(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line(s) provided below)

_____________________________________________________	_____________________________________________________

SIGN ON REVERSE SIDE AND MAIL

PROXY CARD
for the
VERSATILE BOND PORTFOLIO series of Permanent Portfolio Family of Funds, Inc.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon and Robert B. Martin, Jr., and each of them, as proxies with the power of substitution, and hereby authorizes each of them to represent and to vote as designated below all of the shares of common stock in the Versatile Bond Portfolio series of the Permanent Portfolio Family of Funds, Inc. (“Fund”) held of record by the undersigned on February 14, 2003 at the special meeting of shareholders to be held on April 25, 2003 and at any adjournment thereof.

SPECIAL INSTRUCTIONS:  Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date _______________, 2003

_______________________________________________________

_______________________________________________________
(Signature(s) Title(s), if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY CARD—SIDE 2

BY SIGNING AND DATING ON THE REVERSE SIDE,
YOU AUTHORIZE SAID PROXIES TO VOTE EACH PROPOSAL AS MARKED.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, or if any said nominees are not available for election, said proxies shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1.  To approve a new investment advisory contract between the Fund and Pacific Heights Asset Management, LLC.

FOR___	AGAINST___	ABSTAIN___

2.  To elect the four nominees specified below as directors of the Fund.

1.	David P. Bergland	3.	Michael J. Cuggino
2.	Hugh A. Butler	4.	Mark Tier

FOR___ all nominees listed (except as marked to the contrary below)	WITHHOLD ___ authority to vote for all nominees

3.  To ratify the selection of Tait, Weller & Baker as the Fund’s independent public accountants.

FOR___	AGAINST___	ABSTAIN___

(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line(s) provided below)

_____________________________________________________	_____________________________________________________

SIGN ON REVERSE SIDE AND MAIL

PROXY CARD
for the
AGGRESSIVE GROWTH PORTFOLIO series of Permanent Portfolio Family of Funds, Inc.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Coxon and Robert B. Martin, Jr., and each of them, as proxies with the power of substitution, and hereby authorizes each of them to represent and to vote as designated below all of the shares of common stock in the Aggressive Growth Portfolio series of the Permanent Portfolio Family of Funds, Inc. (“Fund”) held of record by the undersigned on February 14, 2003 at the special meeting of shareholders to be held on April 25, 2003 and at any adjournment thereof.

SPECIAL INSTRUCTIONS:  Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date _______________, 2003

_______________________________________________________

_______________________________________________________
(Signature(s) Title(s), if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY CARD—SIDE 2

BY SIGNING AND DATING ON THE REVERSE SIDE,
YOU AUTHORIZE SAID PROXIES TO VOTE EACH PROPOSAL AS MARKED.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, or if any said nominees are not available for election, said proxies shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH PROPOSAL.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1.  To approve a new investment advisory contract between the Fund and Pacific Heights Asset Management, LLC.

FOR___	AGAINST___	ABSTAIN___

2.  To elect the four nominees specified below as directors of the Fund.

1.	David P. Bergland	3.	Michael J. Cuggino
2.	Hugh A. Butler	4.	Mark Tier

FOR___ all nominees listed (except as marked to the contrary below)	WITHHOLD ___ authority to vote for all nominees

3.  To ratify the selection of Tait, Weller & Baker as the Fund’s independent public accountants.

FOR___	AGAINST___	ABSTAIN___

(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line(s) provided below)

_____________________________________________________	_____________________________________________________

SIGN ON REVERSE SIDE AND MAIL